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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of the earliest event reported): March 10, 2006

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                          PRIMEDEX HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           New York                         0-19019               13-3326724
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of principal executive offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's telephone number, including area code)


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SECTION 7.01  REGULATION FD DISCLOSURE.

         On March 10, 2006, Primedex Health Systems, Inc. issued a press release announcing the issuance of a $161 million senior secured credit facility which it used to refinance substantially all of its existing indebtedness (except for $16.1 million of outstanding subordinated debentures and approximately $5 million of capital lease obligations). The press release is attached as Exhibit
99.1 to this report and is incorporated herein by this reference.

SECTION 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         EXHIBIT NUMBER                DESCRIPTION
         --------------                -----------

              10.1            Credit Agreement

              10.2            Second Lien Credit Agreement

              99.1            Press release dated March 10, 2006.


         The information in this Current Report on Form 8-K, including the exhibits thereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Securities Exchange Act of 1934, unless that filing expressly refers to specific information in this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2006                        PRIMEDEX HEALTH SYSTEMS, INC.


                                             By: /S/ HOWARD G. BERGER, M.D.
                                                 -------------------------------
                                                 Howard G. Berger, M.D.
                                                 President

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                                  EXHIBIT INDEX


        EXHIBIT NUMBER                  DESCRIPTION
        --------------                  -----------

              10.1            Credit Agreement

              10.2            Second Lien Credit Agreement

              99.1            Press release dated March 10, 2006.


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